UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2022

SORRENTO THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36150	33-0344842
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Directors Place

San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 203-4100

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	SRNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 17, 2022, Scilex Holding Company (“Scilex”), a majority-owned subsidiary of Sorrento Therapeutics, Inc. (“Sorrento”), entered into an agreement and plan of merger (the “Business Combination Agreement”) with Vickers Vantage Corp. I, a Cayman Islands exempted company (“Vickers”) and Vantage Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Vickers (“Merger Sub”).

The Business Combination Agreement provides, among other things, (i) on the terms and subject to the conditions set forth therein, that Merger Sub will merge with and into Scilex, with Scilex surviving as a wholly-owned subsidiary of Vickers (the “Merger”), and (ii) that prior to the closing of the Merger, Vickers will migrate to and domesticate as a Delaware corporation in accordance with Section 388 of the General Corporation Law of the State of Delaware and the Cayman Islands Companies Law (2020 Revision) (the “Domestication”). Upon the closing of the Merger (the “Closing”), it is anticipated that Vickers will change its name to “Scilex Holding Company” (“New Scilex”). Shares of Vickers common stock following the Domestication are hereinafter referred to as “New Scilex Shares”. The date on which the Closing actually occurs is hereinafter referred to as the “Closing Date”.

The Merger and the other transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination”.

The Business Combination Agreement and the transactions contemplated thereby were unanimously approved by the boards of directors of each of Sorrento, Scilex and Vickers.

Consideration and Structure

In accordance with the terms and subject to the conditions of the Business Combination Agreement, at the effective time of the Merger (the “Effective Time”) and following the Domestication: (i) each share of common stock of Scilex issued and outstanding immediately prior to the Effective Time will be cancelled and automatically converted into the right to receive, without interest, a number of New Scilex Shares equal to the Exchange Ratio (as defined in the Business Combination Agreement); and (ii) each option to purchase a share of Scilex common stock that is then outstanding shall be converted into the right to receive an option to purchase a number of New Scilex Shares as determined by the Exchange Ratio upon substantially the same terms and conditions as are in effect with respect to such option immediately prior to the Effective Time, with the exercise price thereof adjusted by the Exchange Ratio. For purposes of the Business Combination Agreement, Scilex’s equity value is $1,500,000,000, less certain debt of Scilex that may be outstanding as of immediately prior to the Closing.

The Business Combination is expected to close by the third quarter of 2022, following the receipt of the required approval by Vickers’ shareholders (prior to the Domestication) and the fulfillment of other customary closing conditions.

Representations and Warranties; Covenants

The parties to the Business Combination Agreement have agreed to customary representations and warranties for transactions of this type. In addition, the parties to the Business Combination Agreement have agreed to be bound by certain customary covenants for transactions of this type, including, among others, covenants with respect to the conduct of Scilex, Vickers and their respective subsidiaries during the period between execution of the Business Combination Agreement and the Closing. The representations, warranties, agreements and covenants of the parties set forth in the Business Combination Agreement will terminate at the Closing, except for those covenants and agreements that, by their terms, contemplate performance after the Closing. Each of the parties to the Business Combination Agreement has agreed to use its reasonable best efforts to take or cause to be taken all actions and things necessary or desirable to consummate the Business Combination.

Conditions to Closing

Under the Business Combination Agreement, the obligations of each of Scilex and Vickers to consummate the Business Combination are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, among others: (i) the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder relating to the Merger having been expired or been terminated; (ii) no existence of any order, statute, rule or regulations enjoining or prohibiting the consummation of the Merger; (iii) the registration statement and proxy statement/prospectus to be filed by Vickers relating to the Business Combination Agreement and the Business Combination (the “Registration Statement”) becoming effective under the Securities Act of 1933, as amended (the “Securities Act”), and no stop order suspending the effectiveness of the Registration Statement having been issued and no proceedings for that purpose having been initiated or threatened by the Securities and Exchange Commission (the “SEC”) that have not been withdrawn; and (iv) the approval and adoption of the Business Combination Agreement and the transactions contemplated thereby by the requisite vote of Vickers’ shareholders (the “Required Parent Shareholder Approval”) and the requisite approval of Scilex’s stockholders by written consent (the “Company Stockholder Written Consent”).

The obligation of Scilex to consummate the Business Combination is also subject to the satisfaction or waiver of certain other closing conditions, including, among others: (i) Vickers’ initial listing application and additional listing application with The Nasdaq Stock Market LLC (“Nasdaq”) for New Scilex Shares issued in connection with the Merger having been approved, and Vickers having not received any notice from Nasdaq that it has failed, or would reasonably be expected to fail, to meet the Nasdaq initial or continued listing requirements as of the Closing Date for any reason, where such notice has not been subsequently withdrawn by Nasdaq or the underlying failure appropriately remedied or satisfied; (ii) after giving effect to the transactions contemplated by the Business Combination Agreement, Vickers having at least $5,000,001 in net tangible assets (as determined in accordance with Rule 3a51(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) immediately after the Effective Time; (iii) the absence of a Parent Material Adverse Effect (as defined in the Business Combination Agreement) since the date of the Business Combination Agreement that is continuing; (iv) the Domestication having been completed; and (v) the Investment Management Trust Agreement (as defined in the Business Combination Agreement) having been amended solely to the extent necessary to enable the intended effects of the Amended Underwriting Agreement (as defined in the Business Combination Agreement).

The obligation of Vickers to consummate the Business Combination is also subject to the satisfaction or waiver of certain other closing conditions, including, among others, the absence of a Company Material Adverse Effect (as defined in the Business Combination Agreement) since the date of the Business Combination Agreement that is continuing.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including, but not limited to: (i) by the mutual written consent of Scilex and Vickers; (ii) by Vickers, subject to certain exceptions, if any of the representations or warranties made by Scilex are not true and correct or if Scilex fails to perform any of its covenants or agreements under the Business Combination Agreement such that certain conditions to the obligations of Vickers could not be satisfied and the breach (or breaches) of such representations or warranties or failure (or failures) to perform such covenants or agreements is (or are) not cured or cannot be cured within the earlier of (A) thirty (30) days after written notice thereof, and (B) July 11, 2022 (the “Outside Date”); (iii) by Scilex, subject to certain exceptions, if any of the representations or warranties made by Vickers or Merger Sub are not true and correct or if Vickers or Merger Sub fail to perform any of their respective covenants or agreements under the Business Combination Agreement such that the conditions to the obligations of Scilex could not be satisfied and the breach (or breaches) of such representations or warranties or failure (or failures) to perform such covenants or agreements is (or are) not cured or cannot be cured within the earlier of (A) thirty (30) days after written notice thereof, and (B) the Outside Date; (iv) by either Vickers or Scilex, if the Merger is not consummated on or prior to the Outside Date, provided that if an Extension Amendment (as defined in the Business Combination Agreement) shall be in effect, the Outside Date shall be the Extension Date (as defined in the Business Combination Agreement), unless the failure of the Merger to be consummated is due to such party’s breach of or failure to perform any of its covenants or agreements under the Business Combination Agreement; (v) by either Vickers or Scilex, if any order enjoining or prohibiting the consummation of the consummation of the Merger is in effect and has become final and non-appealable; (vi) by Scilex, if the Required Parent Shareholder Approval is not obtained at the Vickers’ special meeting called to seek the Required Parent Shareholder Approval; (vii) by Vickers, if Scilex does not deliver, or cause to be delivered to Vickers, the Company Stockholder Written Consent within 5 business days following the Registration Statement being declared effective; and (viii) by Vickers, in the event that Scilex fails to deliver the audited financial statements for each of its 2020 fiscal year and 2021 fiscal year to Vickers on or before March 31, 2022.

If the Business Combination Agreement is validly terminated, none of the parties to the Business Combination Agreement will have any liability or any further obligation under the Business Combination Agreement, other than customary confidentiality obligations, except with respect to liabilities for any Fraud or Willful Breach (each, as defined in the Business Combination Agreement).

The foregoing description of the Business Combination Agreement, the Merger and the Business Combination does not purport to be complete and is qualified in its entirety by reference to the Business Combination Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement is being filed to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors, security holders and reports and documents filed with the SEC. Investors and security holders are not third-party beneficiaries under the Business Combination Agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification.

Other Agreements

The Business Combination Agreement contemplates the execution of various additional agreements and instruments, on or before the Closing Date, including, among others, the following:

Sponsor Support Agreement

Concurrently with the execution of the Business Combination Agreement, each of Vickers Venture Fund VI Pte Ltd and Vickers Venture Fund VI (Plan) Pte Ltd (collectively, the “Sponsors”) and each of Vickers’ directors and executive officers entered into a support agreement with Vickers and Scilex (the “Sponsor Support Agreement”), pursuant to which each Sponsor and each of Vickers’ directors and executive officers has agreed to, among other things: (i) vote in favor of the Parent Shareholder Approval Matters and in favor of any proposal in respect of an Extension Amendment (as such terms are defined in the Business Combination Agreement); (ii) vote against (or otherwise withhold written consent of, as applicable) any Business Combination (as defined in the Business Combination Agreement) or any proposal relating to thereto (in each case, other than as contemplated by the Business Combination Agreement); (iii) vote against (or otherwise withhold written consent of, as applicable) any merger agreement or merger, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by Vickers (other than the Business Combination Agreement and the transactions contemplated thereby); (iv) vote against (or otherwise withhold written consent of, as applicable) any change in the business, management or board of directors of Vickers (other than in connection with the Business Combination Agreement and the transactions contemplated thereby); (v) vote against (or otherwise withhold written consent of, as applicable) any proposal, action or agreement that would (A) impede, frustrate, prevent or nullify any provision of the Sponsor Support Agreement or the Business Combination Agreement or any of the transactions contemplated thereby, (B) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of Vickers or Merger Sub under the Business Combination Agreement, (C) result in any of the conditions set forth in Article VIII of the Business Combination Agreement not being fulfilled or (D) change in any manner the dividend policy or capitalization of, including the voting rights of any class of capital stock of, Vickers; and (vi) with respect to each Sponsor, subject to and contingent upon the Closing, forfeit a number of warrants to purchase Vickers ordinary shares equal to 40% of all such warrants held by such Sponsor immediately prior to the Closing in the event that shareholders holding more than 75% of the issued and outstanding ordinary shares of Vickers exercise redemption rights in conjunction with the shareholder vote on the Parent Shareholder Approval Matters (as defined in the Business Combination Agreement).

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement, a copy of which is attached as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Stockholder Support Agreement

Concurrently with the execution of the Business Combination Agreement, Scilex, Sorrento, as the majority stockholder of Scilex, and Vickers entered into a company stockholder support agreement (the “Stockholder Support Agreement”), pursuant to which Sorrento agreed to, among other things: (i) appear at any meeting of Scilex’s stockholders related to the transactions contemplated by the Business Combination Agreement, or otherwise cause its shares of Scilex common stock to be counted as present thereat for the purpose of establishing a quorum; (ii) vote (or execute and return an action by written consent), or cause to be voted at any such meeting of Scilex’s stockholders (or validly execute and return and cause such consent to be granted with respect to), all of its shares of Scilex common stock in favor of the Business Combination Agreement and the Business Combination; (iii) authorize and approve any amendment to Scilex’s certificate of incorporation or bylaws that is deemed necessary or advisable by Scilex for purposes of effecting the Business Combination; and (iv) vote (or execute and return an action by written consent), or cause to be vote at any such meeting of Scilex’s stockholders (or validly execute and return and cause such consent to be granted with respect to), all of its shares of Scilex common stock against any other action that would reasonably be expected to (a) impede, interfere with, frustrate, delay, postpone or adversely affect the Business Combination, (b) result in a breach of any covenant, representation or warranty or other obligation or agreement of Scilex under the Business Combination Agreement or (c) result in a breach of any covenant, representation or warranty or other obligation or agreement of Sorrento contained in the Stockholder Support Agreement

The foregoing description of the Stockholder Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Stockholder Support Agreement, a copy of which is attached as Exhibit 10.2 hereto, and the terms of which are incorporated herein by reference.

Amended and Restated Registration Rights Agreement

The Business Combination Agreement contemplates that, at or prior to the Closing, Vickers and Sorrento will enter into an amended and restated registration rights agreement (the “Registration Rights Agreement”), which, among other things, will govern the registration of certain New Scilex Shares for resale and be effective as of the Closing.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, a form of which is attached as Exhibit 10.3 hereto, and the terms of which are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On March 17, 2022, Scilex issued a press release announcing that on March 17, 2022, it executed the Business Combination Agreement with Vickers and Merger Sub. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information

In connection with the Business Combination, Vickers intends to file with the SEC a Registration Statement on Form S-4 (the “Vickers Registration Statement”), which will include a preliminary prospectus and preliminary proxy statement. Vickers will mail a definitive proxy statement/final prospectus and other relevant documents to its shareholders. This communication is not a substitute for the Vickers Registration Statement, the definitive proxy statement/final prospectus or any other document that Vickers will send to its shareholders in connection with the Business Combination. Investors and security holders of Vickers are advised to read, when available, the proxy statement/prospectus in connection with Vickers’ solicitation of proxies for its special meeting of shareholders to be held to approve the Business Combination (and related matters) because the proxy statement/prospectus will contain important information about the Business Combination and the parties to the Business Combination. The definitive proxy statement/final prospectus will be mailed to shareholders of Vickers as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website www.sec.gov or by directing a request to: 85 Broad Street, 16th Floor, New York, NY 10004.

Participants in the Solicitation

Vickers, Scilex and their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Vickers’ shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Vickers’ directors and officers in Vickers’ filings with the SEC including the Vickers Registration Statement to be filed with the SEC by Vickers, which will include the proxy statement of Vickers for the Business Combination, and such information and names of Scilex’s directors and executive officers will also be in the Vickers Registration Statement filed with the SEC by Vickers, which will include the proxy statement of Vickers for the Business Combination.

Forward-Looking Statements

Certain statements made herein that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination between Scilex and Vickers, the estimated or anticipated future results and benefits of the combined company following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of management of Sorrento, Scilex and Vickers and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Sorrento, Scilex and Vickers. These statements are subject to a number of risks and uncertainties regarding Sorrento’s, Scilex’s and Vickers’ businesses and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, general economic, political and business conditions; the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; the risk that the approval of the stockholders of Scilex or the shareholders of Vickers for the potential transaction is not obtained; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of Scilex or Vickers; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; the ability of the combined company to grow and manage growth profitably and retain its key employees; the amount of redemption requests made by Vickers’ shareholders; the inability to obtain or maintain the listing of the post-acquisition company’s securities on Nasdaq following the Business Combination; and costs related to the Business Combination. There may be additional risks that Scilex and Sorrento presently do not know or that Scilex or Sorrento currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Scilex, Sorrento and Vickers’ expectations, plans or forecasts of future events and views as of the date of this communication. Scilex and Sorrento anticipate that subsequent events and developments will cause such assessments to change. However, while Scilex and Sorrento may elect to update these forward-looking statements at some point in the future, each of Scilex and Sorrento specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Scilex’s or Sorrento’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 8.01. Financial Statements and Exhibits.

On March 18, 2022, Scilex issued a press release announcing highly significant positive final results from its SP-102 (SEMDEXA™) Phase 3 Pivotal Trial C.L.E.A.R. Program. A copy of the press release is filed herewith as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

2.1*	Agreement and Plan of Merger, dated as of March 17, 2022, by and among Vickers Vantage Corp. I, Vantage Merger Sub Inc. and Scilex Holding Company.
10.1	Sponsor Support Agreement, dated as of March 17, 2022, by and among Vickers Vantage Corp. I and each of the Persons set forth on Schedule I attached thereto.
10.2	Company Stockholder Support Agreement, dated as of March 17, 2022, by and among Sorrento Therapeutics, Inc., Scilex Holding Company and Vickers Vantage Corp. I.
10.3	Form of Amended and Restated Registration Rights Agreement.
99.1	Press Release, dated March 17, 2022.
99.2	Press Release, dated March 18, 2022.
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

*       Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SORRENTO THERAPEUTICS, INC.

Date: March 18, 2022	By:	/s/ Henry Ji, Ph.D.
Name: Henry Ji, Ph.D.
Title: Chairman of the Board, President and Chief Executive Officer